INVESTOR DAY 2026 March 18, 2026

FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about Farmer Mac's plans, objectives, expectations, beliefs and intentions and other statements including words such as “may,” “potential,” “believe,” “expect,” “consider,” “intend,” “should,” “could,” “vision,” and “target,” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of Farmer Mac and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward- looking statements in this presentation, including uncertainties about: the availability to Farmer Mac of debt and equity financing and, if available, the reasonableness of rates and terms; legislative, regulatory, or current or future political developments that could affect Farmer Mac, its sources of business, or agricultural or infrastructure industries; fluctuations in the fair value of assets held by Farmer Mac and its subsidiaries; the level of lender interest in Farmer Mac's products and the secondary market provided by Farmer Mac; the general rate of growth in agricultural mortgage and infrastructure indebtedness; the effect of economic conditions stemming from disruptive global events or otherwise on agricultural mortgage or infrastructure lending, borrower repayment capacity, or collateral values, including inflation, fluctuations in interest rates, changes in U.S. trade policies (including tariffs and trade restrictions), fluctuations in export demand for U.S. agricultural products and foreign currency exchange rates, supply chain disruptions, increases in input costs, labor availability, and volatility in commodity prices; the degree to which Farmer Mac is exposed to interest rate risk resulting from fluctuations in Farmer Mac's borrowing costs relative to market indexes; developments in the financial markets, including possible investor, analyst, and rating agency reactions to events involving government-sponsored enterprises, including Farmer Mac; the effects of the Federal Reserve’s efforts to achieve monetary policy normalization to respond to inflation and employment levels; and other factors that could hinder agricultural mortgage lending or borrower repayment capacity, including the effects of severe weather, flooding and drought, or fluctuations in agricultural real estate values. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in Farmer Mac’s filings from time to time with the Securities and Exchange Commission (the "SEC"), including in Farmer Mac’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as Farmer Mac’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). These reports are also available on Farmer Mac’s website (www.farmermac.com). All forward-looking statements are based on information available to Farmer Mac on the date hereof, and Farmer Mac assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2026 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

USE OF NON-GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) FINANCIAL MEASURES 3 This presentation is for general informational purposes only, is current only as of December 31, 2025, and should be read in conjunction with Farmer Mac’s Annual Report on Form 10-K filed with the SEC on February 19, 2026. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 50-51 of the Appendix. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts; and (2) the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships. Net effective spread also principally differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives") and the net effects of terminations or net settlements on financial derivatives, which consists of: the net effects of cash settlements on agency forward contracts on the debt of other government-sponsored enterprises (“GSEs”) and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps.

BRAD NORDHOLM Chief Executive Officer

MISSION-LED. GROWTH-DRIVEN. 5 Listed on NYSE (Ticker: AGM) Charter Amendment: USDA guaranteed securities Farmer Mac initially chartered as a GSE to create a secondary market for agricultural loans Charter Amendment: direct loan purchases Charter Amendment: rural infrastructure loans With outstanding business volume of over $33 billion, Farmer Mac remains resolute in its commitment to growth, innovation, and mission fulfillment 1988 1990 1996 1999 2008 TODAY

HOW WE OPERATE AS A SECONDARY MARKET 6 FARMER MAC OPERATES EXCLUSIVELY IN THE SECONDARY MARKET AND DOES NOT ORIGINATE LOANS

HIGH-QUALITY EARNINGS & ROBUST VOLUME GROWTH 7 $20 $21 $22 $24 $26 $28 $30 $33 $84 $94 $101 $114 $124 $171 $172 $183 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 $0 $5 $10 $15 $20 $25 $30 $35 $40 2018 2019 2020 2021 2022 2023 2024 2025 Core Earnings ($ in M illions) Ou ts ta nd in g Bu si ne ss V ol um e ($ in B ill io ns ) Outstanding Business Volume Core Earnings Core Earnings Compound Annual Growth Rate (CAGR) 12% (2018 – 2025)

8 Farmer Mac’s revenue has consistently grown through a variety of different economic cycles, with revenue growth being driven by: • Strong underlying fundamentals and a resilient business model • Disciplined platform diversification into different segments and end markets • Low-cost access to debt capital markets and disciplined asset-liability management strategies • Significant market expertise and relationship development experience across all sectors we serve 0.0 1.0 2.0 3.0 4.0 5.0 6.0 0 50 100 150 200 250 2018 2019 2020 2021 2022 2023 2024 2025 Fed Funds Rate (% ) In de xe d to 1 00 Fed Fund Rate AGM S&P 500 S&P 500 Financials INDEXED REVENUE PERFORMANCE RESILIENT REVENUE GROWTH AND OUTPERFORMANCE 7-Year Total Revenue CAGR (2018 - 2025) Farmer Mac 13% S&P 500 6% S&P 500 Financials 3% (1)

Earnings per Share CAGRs 1-Year 3-Year 5-Year 7-Year AGM 6.3% 13.3% 12.2% 9.5% S&P 500 13.5% 11.2% 20.2% 8.7% S&P 500 Financials 2.1% 14.5% 8.7% 6.4% 9 • Strong earnings growth, driven by sustained business volume growth • Earnings performance has outperformed the broader market and meaningfully exceeded financial sector peers • Consistent, above-average shareholder returns, supported by disciplined earnings growth and capital management • 15 consecutive years of annual dividend increases EARNINGS & SHAREHOLDER RETURN QUALITY EARNINGS DRIVE STRONG SHAREHOLDER RETURNS $7.82 $8.70 $9.33 $10.47 $11.42 $15.65 $15.64 $16.62 $2.32 $2.80 $3.20 $3.52 $3.80 $4.40 $5.60 $6.00 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 2018 2019 2020 2021 2022 2023 2024 2025 $ Per Share$ Pe r S ha re AGM - Earnings Per Share AGM - Dividend Per Share Dividend Yield (as of 12/31/2025) Dividend CAGR (2018 - 2025) AGM 3.4% 14.5% S&P 500 1.1% 5.4% S&P 500 Financials 1.5% 5.9% (1)

FINANCIAL PERFORMANCE RELATIVE TO S&P INDICES 10 • Strong earnings growth across short-, medium-, and long-term periods, with lower average volatility • Earnings growth volatility well-below the S&P 500 and the financial sector, while delivering superior growth • Valuation multiple flat-to-down despite market and sector multiple expansion SHARE PRICE PERFORMANCE VS. INDICES 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 In de xe d to 1 00 AGM S&P 500 S&P 500 - Financials Earnings Multiple (TTM) 2018 2019 2020 2021 2022 2023 2024 2025 AGM 7.1x 10.7x 9.0x 12.5x 8.9x 12.4x 12.7x 10.0x S&P 500 19.2x 24.5x 38.7x 27.5x 20.7x 25.9x 29.6x 29.4x S&P 500 Fin. 12.2x 14.7x 18.4x 11.7x 15.2x 16.3x 17.8x 18.9x Standard Deviation 1-Year 3-Year 5-Year 7-Year AGM 69% 232% 314% 335% S&P 500 1,994% 2,735% 730% 4,703% S&P 500 Financials 57% 595% 730% 750% Return on Equity 2018 2019 2020 2021 2022 2023 2024 2025 AGM 17% 17% 16% 16% 16% 19% 17% 16% S&P 500 17% 16% 15% 20% 18% 18% 19% 20% S&P 500 Fin. 12% 12% 9% 17% 14% 14% 15% 15% (1)

DELIVERING ON THE $40 BILLION VISION 11 $40.0 $19.7 $21.1 $21.9 $23.6 $25.9 $28.5 $29.5 $33.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2018 2019 2020 2021 2022 2023 2024 2025 2028 $ in B ill io ns Farm & Ranch Corporate AgFinance Power & Utilities Renewable Energy Broadband Infrastructure Outstanding Business Volume CAGR 8% (2018 – 2025) 2019 VISION: $40 Billion in Outstanding Volume by Farmer Mac’s 40th Anniversary $40.0

ZACK CARPENTER President and Chief Operating Officer

BUILD FOR GROWTH: EXECUTING OUR STRATEGIC VISION 13 Expand how we deliver liquidity • Serve new markets and customers • Diversify assets and products to support complex industry needs • Broaden our reputation into new markets Strengthen how we serve our customers • Elevate the customer experience • Enhance capabilities for our customers • Modernize our infrastructure and platforms • Build upon our strong reputation BROADEN OUR MARKET DEEPEN OUR MARKET Renewable Energy Broadband Infrastructure Agribusiness Asset Securitization Pool Purchases Loan Servicing Borrower Enhancement Strategies

THE RIGHT TEAM TO DELIVER OUR VISION 14 Business Development – Agricultural Finance •Broad, nationwide relationship coverage spanning all major commodities and regions Business Development – Infrastructure Finance •Experienced expertise with extensive background in power, broadband infrastructure, and renewable energy project development Underwriting •Seasoned and experienced underwriting team with background in commercial banking, the Farm Credit System, institutional markets, and special situations Treasury & Balance Sheet Management •Deep funding, liquidity, and portfolio management experience, supported by strong GSE backgrounds Operations & Servicing •Experienced expertise with demonstrated history of working in the banking industry leading large, commercial operational platforms Credit & Risk Management •Extensive background in credit policy creation, special asset structuring, key market expertise, and complex credit assessment Financial Reporting •Broad financial reporting and accounting expertise spanning banking, GSEs, and public and private sectors Human Resources •Seasoned human resources team with robust talent pipeline and sustained focus on capability building and long-term workforce strength Internal Credit Review & Audit •Decades of experience leading internal audit, enterprise risk, and governance practices across highly regulated financial institutions Total Employees: 212 Average Farmer Mac Tenure: 6 years >10 Years 18% 6-10 Years 30% 0-5 Years 52%

MISSION & LIQUIDITY Markets We Support

FARM & RANCH SNAPSHOT 16 PORTFOLIO CHARACTERISTICS • First mortgage lien on agricultural real estate • Highly diversified portfolio by commodity and geography • Broad spectrum of loan terms out to 30-year maturities • ~16,500 loans with an average size of $800,000 CUSTOMERS • 1,600+ cumulative approved sellers originating agricultural real estate loans RISK PROFILE • Average loan-to-value 51% across portfolio • Cumulative lifetime losses of only 0.06% BUSINESS DRIVERS • Liquidity, risk, and capital relief needs of financial institutions • Financial health of farmers and ranchers • High correlation between farmland mortgage borrowing levels and farmland appreciation • Generational transition of farmland coupled with low farm real estate leverage TITLE OF CHARTFARM & RANCH VOLUME (excluding Wholesale Finance) $9.7 $15.3 $8.0 $10.0 $12.0 $14.0 $16.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns FARM & RANCH VOLUME RISK PROFILE (excluding Wholesale Finance) 96% 97% 95% 93% 93% 93% 93% 93% $9.7 $15.3 $8.0 $10.0 $12.0 $14.0 $16.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns Acceptable Special Mention Substandard

MARKET PERSPECTIVES: LENDER INSIGHTS FROM THE FIELD 17 TOP CONCERNS FACING BORROWERS TOP CONCERNS FACING FINANCIAL INSTITUTIONS 0 1 2 3 4 5 6 7 8 9 10 Farm Labor Cost and Availability Total Leverage Other Inflationary Pressures Farm Income Levels Liquidity (e.g., Working Capital) Lowest Concern Highest Concern 0 1 2 3 4 5 6 7 8 9 10 Reduced Liquidity Available Speed & Efficiency Interest Rate Volatility Capital Efficiency Needs Credit Quality / Ag Loan Deterioration Lowest Concern Highest Concern 17

OVERALL FARMLAND LEVERAGE MUCH LOWER THAN MANY 18 AG MORTGAGE MARKET & RELATIVE DEBT TO ASSET RATIO $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% $ in Billions Agricultural Mortgage Market % Real Estate Debt to Real Estate Asset (LTV) MORTGAGES LTV RESIDENTIAL COMMERCIAL FARMLAND $12.9 T ~28% $ 5.8 T ~28% $ 0.4 T ~11% (2)

• Accelerating the loan submission and approval process • Creating intuitive and automated systems – Easier to submit loan application – Faster decision-making • Technology-driven approaches to industry-changing process improvements – Data-driven risk identification – Remote collateral verification and analytics • Ensuring we have competitive and attractive products OUR VISION: Submit a loan on a Monday and close on a Friday FASTER EASIER EFFICIENT OUR VISION REALIZING THE FUTURE 19 75 59 0 20 40 60 80 100 2018 2019 2020 2021 2022 2023 2024 2025 M ed ia n # D ay s Median Days from Click to Close $60 $233 $0 $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 2023 2024 2025 M il. $ p er U nd er w rit er Approved Loan Volume per Underwriter

CORPORATE AGFINANCE SNAPSHOT 20 PORTFOLIO CHARACTERISTICS • Enterprise value and cash flow lending • Typically, floating rate loans with maturities <10 years • Loans to processors, marketers, and manufacturing agribusinesses across 32 commodity groups CUSTOMERS • Primarily broadly syndicated transactions with commercial banks, the Farm Credit System, and institutional investors RISK PROFILE • Enhanced methodologies to assess credit risk based on sector, borrower construct, and transaction complexity BUSINESS DRIVERS • Growing agricultural supply chain capital needs (e.g., capital expenditures, acquisitions, expansions, etc.) • General economic state of industry subsectors coupled with increasing food and fuel needs (e.g., protein, ethanol, etc.) • The liquidity and capital relief needs of financial institutions $0.6 $1.8 $0.0 $0.5 $1.0 $1.5 $2.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns TITLE OF CHARTCORPORATE AGFINANCE VOLUME (excluding Wholesale Finance) CORPORATE AGFINANCE VOLUME RISK PROFILE (excluding Wholesale Finance) 100% 100% 94% 97% 93% 87% 91%$0.6 $1.8 $0.0 $0.5 $1.0 $1.5 $2.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns Acceptable Special Mention Substandard

21 PRODUCT INNOVATION & CHANGING CONSUMER PREFERENCES • Growth in private label, value-oriented offerings, alternative proteins, and premium products is driving capital needs and reformulation SUPPLY CHAIN RESILIENCE & LOCALIZATION • Diversification of sourcing, storage, and reshoring to mitigate disruption risk, driving demand for fixed assets and working capital INDUSTRY CONSOLIDATION & SCALE ECONOMICS • Margin pressure and rising fixed costs driving acquisition activity, increasing demand for financing, and balance sheet flexibility TECHNOLOGY DRIVEN OPERATIONAL TRANSFORMATION • Adoption of data analytics to improve forecasting, inventory management, and pricing discipline, supporting cash flow predictability • Persistent labor shortages and wage pressure accelerating automation, increasing upfront capex, but improving margin stability SUSTAINED DEMAND FOR FOOD, BEVERAGE, & AGRICULTURAL PRODUCTS • Long-term demand fundamentals remain strong, supported by population growth, protein consumption, and evolving preferences • Expanding capacity, modernizing processing, investing in product innovation, and adopting technology to improve yields $69 $72 $75 $79 $80 62 64 66 68 70 72 74 76 78 80 82 2026 2027 2028 2029 2030 $ in B ill io ns U.S. Agribusiness Financing Market U.S. AGRIBUSINESS FINANCING MARKET OUTLOOK SUBSTANTIAL AND SUSTAINED CAPITAL INVESTMENT (3)

POWER & UTILITIES SNAPSHOT 22 PORTFOLIO CHARACTERISTICS • Typically secured by power generation, transmission, and distribution assets • Long-term, fixed-rate loans with limited-to-no prepay optionality CUSTOMERS • Investment-grade generation and distribution cooperatives RISK PROFILE • Typically, self-regulated with rate-setting authority to offset increased power costs • No credit losses in Power & Utilities Segment in our history BUSINESS DRIVERS • Recurring refinancings and capital expenditures for power assets, increasing rural power requirements, and broadband- related investments to underserved rural markets • Significant increase in electrification demand due to industry tailwinds (e.g., data centers, rural population growth, etc.) POWER & UTILITIES VOLUME RISK PROFILE (excluding Wholesale Finance) POWER & UTILITIES VOLUME (excluding Wholesale Finance) 100% 100% 100% 100% 100% 100% 100% 100%$1.6 $3.9 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns Acceptable Special Mention Substandard $1.6 $3.9 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns

POWER DEMAND IN THE U.S. SURGING AFTER 20 YEARS 23 TO MEET THE EXPECTED INCREASE IN DEMAND, THE ELECTRIC POWER SECTOR IS EXPERIENCING AN UNPRECEDENTED GROWTH IN CAPITAL INVESTMENT BY 2030, ELECTRICITY CONSUMPTION COULD JUMP 20% • Data centers, electrification, and onshoring of manufacturing are driving this combined surge, adding continuous, location-specific load that strains local infrastructure • Over $1 trillion in capital expenditure investments needed to support electrification demands in the United States $132.7 $134.1 $147.7 $171.9 $178.2 $207.9 $220.7 $231.4 $241.5 $248.4 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 $ in B ill io ns EEI INDUSTRY CAPITAL EXPENDITURES 2020 - 2029 2025 - 2029 Projection = $1.1 Trillion 0% 1% 2% 3% 4% - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 CAG R Te ra w at t-h ou rs 9-Year Growth; *10-Year Growth CAGR % NET ENERGY FOR LOAN GROWTH & RATE PROJECTIONS (4)

RENEWABLE ENERGY SNAPSHOT 24 PORTFOLIO CHARACTERISTICS • Cash flows supported by long-term power purchase agreements anchored by investment-grade counterparties • Floating rate construction, tax equity bridge, permanent loans • 85% solar exposure • Average maturities 5 - 7 years CUSTOMERS • Financial institutions arranging transactions for reputable sponsors of renewable energy projects RISK PROFILE • Investment-grade off-takers with contracted revenue agreements and construction cost guarantees for overruns BUSINESS DRIVERS • Significant increase in electrification demand given industry tailwinds (e.g., data centers, cloud computing, onshoring, etc.) • Decreasing generation costs for renewable energy projects RENEWABLE ENERGY RENEWABLE ENERGY VOLUME RISK PROFILE $0.1 $2.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns 100% 100% 99% 97% $0.1 $2.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns Acceptable Special Mention Substandard

25 CUMULATIVE U.S. RENEWABLE PROJECT DEBT FINANCING IS ESTIMATED TO BE ~ $690 BILLION THROUGH 2030 NEAR-TERM DRIVER: ACCELERATING POWER DEMAND & SUPPORTIVE POLICY TAILWINDS • AI/data-center electricity demand, faster transmission build-out, and strong tax-credit utilization in the near-term LONG-TERM DRIVER: MOVING FROM POLICY-DRIVEN GROWTH TO MARKET-DRIVEN GROWTH • Economic competitiveness of renewable energy projects and corporate demand for clean power procurement are driving growth in renewable energy investment, despite policy changes • U.S. Power Purchase Agreement prices are expected to increase over the medium-term, potentially offsetting the impact of lost tax credits and supporting attractive returns for developers ESTIMATED U.S. RENEWABLE ENERGY DEBT FINANCING: 2026 - 2030 U.S. RENEWABLE ENERGY: SUSTAINED CAPITAL INVESTMENTS $115 $125 $137 $149 $162 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2026 2027 2028 2029 2030 $ in B ill io ns (5)

LIFECYCLE OF A RENEWABLE PROJECT & FARMER MAC’S PARTICIPATION 26 PRE-FINANCING • Land Control • Permitting • Power Purchase Agreement • Asset acquisition (e.g. solar panels) CRITERIA FOR FARMER MAC FINANCING: • Construction-ready (development and material project documents complete) • Top tier developers & sponsors • Reputable and experienced project participants (equipment providers, consultants, counsel, arrangers) • Strong contractual revenue FINANCE – CONSTRUCTION • Short-term Financing • Average Maturity: 1 - 2 Years FINANCE – TERM-OUT • Initial Financing: 5-7 Years • Post-Operation: Permanent Financing (~25 years)

BROADBAND INFRASTRUCTURE SNAPSHOT 27 PORTFOLIO CHARACTERISTICS • Loans to larger operations providing communication and data services to rural areas • Enterprise value and cash flow lending • Maturities ~3 - 7 years • Data Center financings comprise 50+% of total portfolio CUSTOMERS • Financial institutions arranging multi-lender, syndicated loan transactions RISK PROFILE • Partner with experienced sponsors, agent banks, and lenders • Data Center exposure is primarily with top four investment-grade hyperscalers – Tenant leases of ~15 - 20 years with “take-or-pay-like” contracts BUSINESS DRIVERS • Significant data center investments • Growing need for rural fiber, broadband, and wireless infrastructure fueled by factors such as the recent expansion of rural populations and remote work trends BROADBAND INFRASTRUCTURE VOLUME RISK PROFILE BROADBAND INFRASTRUCTURE $0.1 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns 100% 92% 92% 97% 97% $0.1 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns Acceptable Special Mention Substandard

28 ESTIMATED ~$6.7 TO $7.0 TRILLION IN GLOBAL DATA-CENTER CAPITAL EXPENDITURES BY 2030 TO MEET COMPUTE DEMAND, WITH AI ACCOUNTING FOR THE MAJORITY • More than 40% of global investment will occur in the United States, implying a ~$2.7 - $2.8 trillion investment NEARLY $1.8 TRILLION OF NEW DEBT FINANCING WILL BE INVESTED INTO U.S. DATA CENTERS THROUGH 2030 DATA CENTER DEBT MARKET EVOLVING INTO DISTINCT CHANNELS: • Bank Syndicated loans remain primary construction financing vehicle • Private credit filling the gap traditional lenders will not given ability to provide large-ticket, long-duration, tailored financing that traditional lenders may not want to underwrite • ABS and CMBS markets are scaling fast ESTIMATED U.S. DATA CENTER DEBT FINANCING BY CHANNEL: 2026 - 2030 $184 $305 $375 $365 $360 $365 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2025 2026 2027 2028 2029 2030 $ in T ril lio ns Bank / IG Bonds Private Credit ABS / CMBS U.S. DATA CENTER: SUBSTANTIAL & SUSTAINED CAPITAL INVESTMENTS (6)

LIFECYCLE OF A DATA CENTER PROJECT & FARMER MAC’S PARTICIPATION 29 PRE-FINANCING • Land Acquisition • Power Attainment • Water Attainment • Permits • Design CRITERIA FOR FARMER MAC FINANCING: • Master Lease Commitment with Investment-Grade Hyperscaler • Top-tier sponsors, developers, and equipment providers • Developer insurance for cost overruns, which may include sponsor guarantee FINANCE – CONSTRUCTION PHASE • Short-term Financing • Average Maturity: 1 - 2 Years FINANCE – TERM-OUT • Initial Financing: 5 - 7 Years • Post-Stabilization: Asset- backed Securitization or bank debt term out

$8.4 $8.4 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns WHOLESALE FINANCE SNAPSHOT 30 PORTFOLIO CHARACTERISTICS • Secured by diversified pools of loans that meet Farmer Mac’s underwriting standards • Fixed or floating rate securities that support financial institutions’ general financing needs CUSTOMERS • Investment-grade counterparties are large, regulated financial institutions RISK PROFILE • Risk is mitigated by over-collateralization covenants and pool diversification • No portfolio losses in our history BUSINESS DRIVERS • Financial institutions’ liquidity and funding needs, especially during times of market dislocation • Relative value of financial institutions’ financing alternatives • Growing interest in the U.S. farmland from institutional investors • Demand driven by investment-grade credit spread market and availability of liquidity capacity for large counterparties WHOLESALE FINANCE VOLUME RISK PROFILE WHOLESALE FINANCE 0% CAGR 100% 100% 100% 100% 100% 100% 100% 100% $8.4 $8.4 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 2018 2019 2020 2021 2022 2023 2024 2025 $ in B ill io ns Acceptable Special Mention Substandard

DELIVERING ON THE $40 BILLION VISION 31 $40.0 $19.7 $21.1 $21.9 $23.6 $25.9 $28.5 $29.5 $33.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2018 2019 2020 2021 2022 2023 2024 2025 2028 Ou ts ta nd in g Bu si ne ss V ol um e ($ in B ill io ns ) Farm & Ranch Corporate AgFinance Power & Utilities Renewable Energy Broadband Infrastructure 2019 VISION: Positioned to exceed $40 billion in assets under management ahead of our 2028 target $40.0+

10-MINUTE BREAK

MATT PULLINS Chief Financial Officer & Treasurer

DIVERSIFICATION IN AN EVOLVING RURAL LANDSCAPE 34 $19.7 $21.1 $21.9 $23.6 $25.9 $28.5 $29.5 $33.4 0.91% 0.91% 0.93% 0.98% 1.02% 1.18% 1.15% 1.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2018 2019 2020 2021 2022 2023 2024 2025 N et Effective Spread (% ) Ou ts ta nd in g Bu si ne ss V ol um e ($ in B ill io ns ) Farm & Ranch Corporate AgFinance Power & Utilities Renewable Energy Broadband Infrastructure Net Effective Spread

HIGH-QUALITY, CONSISTENT EARNINGS RESULTS 35 $172 $192 $219 $246 $275 $349 $362 $410 $84 $94 $101 $114 $124 $171 $172 $183 27% 26% 27% 29% 29% 27% 28% 28% 0% 10% 20% 30% 40% 50% 60% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2018 2019 2020 2021 2022 2023 2024 2025 $ in M ill io ns Revenue Core Earnings Operating Efficiency Ratio

OUR STRATEGIC ADVANTAGE: FUNDING & LIQUIDITY 36 • Strong access to the capital markets with highly competitive funding levels • Proactive funding strategies are a strategic lever to drive profitability 4 30 0 50 100 150 200 Sp re ad to 5 -Y ea r U S Tr ea su ry N ot e (in b as is p oi nt s) FARMER MAC’S FUNDING ADVANTAGE Farmer Mac Spread AAA Debt Spread $2.7 $3.6 $4.9 $4.8 $5.5 $5.9 $7.0 $7.8 205 176 207 367 324 319 264 277 0 50 100 150 200 250 300 350 400 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2018 2019 2020 2021 2022 2023 2024 2025 D ays of Liquidity$ in B ill io ns LIQUIDITY PORTFOLIO Total Liquidity Days of Liquidity

BALANCED RETURN-ON-CAPITAL FRAMEWORK 37 • Maintaining a strong capital foundation is essential to advancing our mission • Align earnings growth with mission, risk, and resilience End Market Risk Weight @ Origination Targeted Risk-Adjusted Gross Return on Capital Targeted Net Effective Spread Farm & Ranch Loan Purchase ~60% 25% - 30% 1.20% - 1.30% Corporate AgFinance Loan Purchase ~85% 25% - 30% 2.10% - 2.20% Power & Utilities Loan Purchase ~30% 10% - 15% 0.35% - 0.40% Broadband Infrastructure Loan Purchase ~75% 25% - 30% 2.30% - 2.40% Renewable Energy Loan Purchase ~65% 25% - 30% 1.60% - 1.70% Wholesale Finance ~10% 35% - 45% 0.30% - 0.40%

DISCIPLINED PORTFOLIO MONITORING & REPORTING 38 Disciplined monitoring supports early risk identification and enables informed decisions • Risk Mitigation strategies • Capital Allocation • Portfolio Optimization Differentiated approach supports risk-adjusted returns and long-term portfolio stability •Dedicated Underwriting teams responsible for identifying and controlling risks within established frameworks and control processes •Tailored approaches to reflect distinct risk profiles, loan sizes, and transaction complexity 1 2 3FIRST LINE: RISK OWNERSHIP SECOND LINE: RISK MANAGEMENT THIRD LINE: INTERNAL AUDIT / INTERNAL CREDIT REVIEW •Credit risk management teams responsible for establishing risk frameworks, tolerances, and policies •Quarterly monitoring and reporting on portfolio trends •Approve quarterly and annual reviews of borrower-specific financial performance across portfolios •Annual assurance of policy and controls, and effectiveness of First and Second Lines •Independently examine credit, underwriting, and assess credit administration activities across all portfolios •Provide objective evaluations and recommendations to management and the Credit Committee of the Board of Directors •Independence through Board of Directors reporting structure

39 • Industry-leading credit evaluation focused on repayment capacity through economic market cycles • Disciplined due diligence and underwriting approach for counterparties and loan exposures • Rigorous underwriting supported by a comprehensive credit framework that aligns with business volume growth • Allowance should be evaluated in the context of portfolio mix and asset-level risks as the business continues to broaden across new and existing markets $61.0 $87.8 $115.0 $126.8 $79.0 $65.2 $168.9 $238.0 15% 14% 15% 13% 22% 28% 15% 17% 0% 10% 20% 30% 40% 50% 60% $- $50 $100 $150 $200 $250 2018 2019 2020 2021 2022 2023 2024 2025 $ in M ill io ns Nonaccrual - Agricultural Finance Nonaccrual - Infrastructure Finance Allowance as % of Nonaccrual Assets PORTFOLIO PERFORMANCE STRONG UNDERWRITING SUPPORTED BY THOUGHTFUL CREDIT FRAMEWORK

AGRICULTURAL LENDER COMPARISON LAST TWO YEARS 40 Farmer Mac has experienced lower credit provision and charge-offs relative to peers since the beginning of 2024 CUMULATIVE CREDIT LOSS PROVISION TO AVERAGE LOANS (LAST 2 YEARS) CUMULATIVE NET CHARGE-OFF RATE (LAST 2 YEARS) 1.05% 0.95% 0.79% 0.59% 0.37% 0.33% 0.26% 0.23% 0.22% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% A B C D E F G H Farmer Mac C re di t L os s Pr ov is io n R at e 0.98% 0.51% 0.47% 0.47% 0.37% 0.18% 0.15% 0.12% 0.09% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% A B D C F E H Farmer Mac G N et C ha rg e- O ff R at e

BALANCED CAPITAL ALLOCATION SUSTAINABLE SHAREHOLDER VALUE 41 $728 $815 $1,006 $1,210 $1,323 $1,452 $1,501 $1,706 13.4% 12.9% 14.1% 14.8% 14.9% 15.4% 14.2% 13.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $400 $800 $1,200 $1,600 $2,000 2018 2019 2020 2021 2022 2023 2024 2025 Ca pi ta l ( $ in m ill io ns ) Total Capital Tier 1 Capital Ratio Reinvest • Building capital through earnings retention & reinvestment Optimize • Credit risk transfer strategies • Opportunistic preferred stock issuances Return • Consistent dividend growth • Strategic share repurchase

ZACK CARPENTER President and Chief Operating Officer

Accelerate Mission Liquidity • Strong focus on expanding market share leveraging market tailwinds and unique secondary market model • Innovate products and expand into new sectors aligned with market needs • Broaden and deepen customer and counterparty relationships • Enhanced focus on stakeholder recognition and brand reputation Operational Excellence • Invest strategically in infrastructure to modernize platforms • Leverage new technologies to streamline workflows and increase automation • Integrate our infrastructure and platforms across the financial ecosystem to drive efficiencies and cost savings Fortress Financial Focus • Maintain a disciplined, dynamic risk management framework • “Best-in-class” funding capabilities and balance sheet management • Maintain strong operating efficiency and cost discipline • Optimize capital composition and allocation to support scalable growth Scalable Enterprise Expertise • Invest in talent to deepen institutional expertise and support scalable growth • Strengthen decision-making leveraging data analytics, experience, and market insights • Further enhance stakeholder confidence through consistent execution and transparency DRIVE TO SCALE: STRATEGIC DIRECTION THROUGH 2030 43

CLEAR TARGETS TO DRIVE SUSTAINABLE GROWTH & RETURNS 25% 35% 30% - 35% 75% 65% 65% - 70% 2020 2025 2030 BUSINESS VOLUME TARGET Infrastructure Finance Agricultural Finance 13% CAGR 2020 - 2025 ~8 to 11% CAGR 2025 - 2030 Outstanding Business Volume ~$50 - $55 billion •Balanced growth across diversified, mission-aligned markets Total Revenue ~10% - 12% CAGR (2025 – 2030) •Supported by diversified business model, funding and balance sheet discipline, and focus on risk-adjusted returns •Maintain revenue and earnings strength through market cycles Operating Efficiency Ratio ~28 - 30% •Agile and methodical investment approach that enhances infrastructure while preserving cost discipline to enhance scale 44

CLOSING REMARKS

MISSION-DRIVEN INVESTMENT OPPORTUNITY 46 Mission-Critical Markets with Long-Term Tailwinds • Direct exposure to agriculture and rural infrastructure, including agriculture and food and fuel production, energy and digital connectivity—sectors essential to economic resilience and national security Disciplined, Scalable Growth • Clear path to $50+ billion in volume by 2030, supported by diversified end markets and a proven secondary-market model • Growth executed with discipline. Strong risk adjusted returns and focus on operating leverage Strong, Consistent Earnings Power • History of high-quality Core Earnings growth and resilient Net Effective Spread through market cycles • Focus on risk-adjusted returns on capital; not growth for growth’s sake Fortress Balance Sheet & Risk Culture • Robust capital position, disciplined risk management and “best in class” funding and balance sheet management • Maintain operating efficiency that reinforces long-term profitability A Unique Public Market Opportunity • A unique publicly traded enterprise offering investors direct participation in agriculture and rural infrastructure markets • Consistent, above-average shareholder returns, supported by disciplined earnings growth and capital management

Q&A

APPENDIX

RECONCILIATION OF NET INCOME TO CORE EARNINGS 50 Core Earnings by Period Ended $ in thousands 2025 2024 2023 2022 2021 2020 2019 2018 Net income attributable to common stockholders $182,493 $180,428 $172,838 $150,979 $111,413 $94,904 $93,650 $94,898 Less reconciling items (Losses)/gains on undesignated financial derivatives due to fair value changes (1,883) 3,344 5,142 13,495 (1,430) (1,701) 10,077 7,959 Gains/(losses) on hedging activities due to fair value changes 6,778 11,548 (5,394) 5,343 (1,809) (4,759) (9,010) 4,449 Unrealized (losses)/gains on trading securities (126) (85) 1,979 (917) (115) 51 326 81 Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value 103 45 175 39 130 58 (122) (461) Net effects of terminations or net settlements on financial derivatives (5,448) (1,666) 227 15,794 494 1,236 1,089 1,708 Issuance costs on retirement of preferred stock - (1,619) - - - (1,667) (1,956) - Income tax effect related to reconciling items 120 (2,769) (447) (7,089) 573 1,074 (496) (2,885) Sub-total (456) 8,798 1,682 26,665 (2,157) (5,708) (92) 10,851 Core earnings $182,949 $171,630 $171,156 $124,314 $113,570 $100,612 $93,742 $84,047 As of December 31, 2025

As of December 31, 2025 RECONCILIATION OF NET INTEREST INCOME TO NET EFFECTIVE SPREAD 51 2025 2024 2023 2022 2021 2020 2019 2018 $ in thousands $ % $ % $ % $ % $ % $ % $ % $ % Net interest income/yield $390,734 1.19% $353,867 1.16% $327,547 1.15% $270,940 1.04% $221,951 0.87% $195,848 0.87% $173,135 0.87% $174,436 0.96% Net effects of consolidated trusts (4,072) 0.02% (4,477) 0.02% (4,171) 0.02% (4,239) 0.02% (4,864) 0.02% (6,601) 0.02% (7,669) 0.03% (6,757) 0.04% Expense related to undesignated financial derivatives (441) 0.00% (1,377) 0.00% (4,845) -0.02% (7,756) -0.03% 2,841 0.02% 3,468 0.02% (5,095) -0.03% (11,685) -0.07% Amortization of premiums/discounts on assets consolidated at fair value (92) 0.00% (29) 0.00% (175) 0.00% (24) 0.00% (45) 0.00% 197 0.00% 398 0.00% 417 0.01% Amortization of losses due to terminations or net settlements on financial derivatives 3,690 0.01% 3,128 0.01% 3,230 0.01% 2,413 0.01% 446 0.00% 120 0.00% (68) 0.00% (275) 0.00% Fair Value Changes on fair value hedge relationships (6,778) -0.02% (11,548) -0.04% 5,394 0.02% (5,805) -0.02% 339 0.02% 3,924 0.02% 7,907 0.04% (4,941) -0.03% Net Effective Spread $383,041 1.20% $339,564 1.15% $326,980 1.18% $255,529 1.02% $220,668 0.93% $196,956 0.93% $168,608 0.91% $151,195 0.91%

RESOURCES 52 (1) Bloomberg. Revenue performance is indexed to 100 in 2018 to help provide a better comparison of the performance of Farmer Mac, the S&P 500, and the S&P 500 Financials Index (2) USDA ERS Farm and Wealth Statistics, February 2026; Federal Reserve Board of Governors Flow of Funds Reports; NAREIT Analysis (3) DataM Intelligence, Farming and Agriculture Finance Market Size, Share Analysis, Growth Insights and Forecast 2025-2032. *The agribusiness financing market encompasses financial services and products tailored to support agricultural businesses, including loans, investments, and risk management solutions (4) Edison Electric Institute and North American Electric Reliability Corporation 2025 Long-Term Reliability Assessment (5) BloombergNEF, “1H 2024 U.S. Clean Energy Market Outlook: Moving Past 2030” (2024); BloombergNEF, “Power Generation from Renewables Set to Jump 84% in Next Five Years as Demand from New Data Centers Surges” (2024); Global Renewables Alliance, “Financing the Tripling of Renewables by 2030” (2025); Mercom India, “Clean Energy Finance Hits $120 Billion in 2025 in the U.S. Amid Selective Capital Flows” (2026); Bloomberg Law, “Tripling Renewables by 2030 Requires $1 Trillion a Year, BNEF Says” (2024) (6) Bloomberg, S&P Global Ratings, “Liquidity Outlook 2026” (2026); Bank for International Settlements, “Financing the AI Boom” (2026); Moody’s Ratings, “2026 Global Data Center Infrastructure Outlook” (2026)